SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  June 21, 1999

                     CUNNINGHAM GRAPHICS INTERNATIONAL, INC.
               (Exact name of Registrant as specified in Charter)

New Jersey                         0-24021                  22-3561164
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(State or Other Jurisdiction       (Commission              (IRS Employer
   of Incorporation)               File Number)             Identification No.)

629 Grove Street, Jersey City, New Jersey                     07310
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(Address of principal executive office)                     (Zip Code)

Registrant's telephone number including area code: (201) 217-1990

          -------------------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     On June 21, 1999, Cunningham Graphics International, Inc. (the "Company") announced the completion of the acquisition of Venus Holdings Limited and its wholly owned subsidiaries Apollo UK Limited and Artemis Colour Limited of London, England. A copy of the press release is attached hereto as Exhibit 99.

     The attached press release may contain forward-looking information. Readers are cautioned that such information involves risks and uncertainties, including the possibility that events may occur which preclude completion of pending or future acquisitions by the Company.

Item 7. Financial Statements and Exhibits

     (a)  Exhibit

     The following exhibit is filed herewith:

     99   Press release of Cunningham Graphics International, Inc. dated June
     21, 1999, related to the completion of the acquisition of Apollo (UK) Limited and affiliates of London, England.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Cunningham Graphics International, Inc.
                                 ---------------------------------------
                                             (Registrant)


Dated: August 3, 1999                    By:  /s/ Robert M. Okin
                                             ---------------------------
                                             Name: Robert M. Okin
                                             Title: Senior Vice President
                                             and Chief Financial Officer

NEWS RELEASE

FOR IMMEDIATE RELEASE                Contact:   Michael Cunningham
                                                Chairman and CEO
                                                201-217-1990 Ext. 215

                                                Vince Daniels / John Nesbett
                                                Lippert/Heilshorn & Associates
                                                212-838-3777

         Cunningham Graphics International Acquires Apollo (UK) Limited

     JERSEY CITY, NJ - June 21, 1999 - Cunningham Graphics International, Inc. (NASDAQ NM: CGII) announced today that it has completed the acquisition of Apollo (UK) Limited and affiliates ("Apollo"), a full service commercial printing company located in London, England.

     Apollo is a high quality graphic communications company which operates a state of the art facility in the Canary Wharf section of London. Services provided by the Company include: graphic design, direct to plate, digital archiving, large format multi-color offset printing, complete binding and fulfillment and language translation services.

     Brian Coles, President of Apollo, will join Peter Furlonge as Co-Managing Director of Cunningham Graphics International's European operations.

     Michael Cunningham, Chairman and Chief Executive Officer of Cunningham Graphics International, commented, "The acquisition of Apollo complements our London based divisions, Roda Print and Goldhawk Reprographics, exceptionally well. This acquisition will allow us to consolidate our London facilities creating many efficiencies while offering our clients an impressive array of quality graphic communication services."

     Brian Coles, commented, "I believe the addition of Apollo to Cunningham Graphics International's existing European operations will create an international presence unlikely to be equaled."

     Management expects Apollo's 1999 revenue to be in excess of $10 million and to be accretive to Cunningham Graphics International's 1999 earnings. Terms of the transaction were not disclosed

     Cunningham Graphics International is a leading consolidator in the graphic communications industry. Apollo is the Company's sixth acquisition completed this year.

     Cunningham Graphics International provides time-sensitive graphic communications services and outsourcing solutions to a blue chip client base. The Company currently operates in select international markets through its facilities in the United States, the United Kingdom, Hong Kong, Singapore and Canada. Graphic communication services provided by the company include, digital communications, document management, offset and digital printing, data output, bindery, fulfillment and mailing services.

     This press release may contain forward-looking statements, which involve known and unknown risks, uncertainties or other factors that could cause actual results to materially differ from the results, performance or other expectations implied by these forward-looking statements. Factors which could cause or contribute to such differences include, but are not limited to, continued demand for its services, the availability of raw materials, the impact of competitive services and pricing, risks in technology development, changing economic conditions and other risk factors detailed in the Company's filings with the Securities and Exchange Commission.